Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Benny Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Sellcell.net, for the fiscal year ended August 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Sellcell.net.

Date:  December 14 2006

                                                                                                           /s/ Benny Lee
                                                                                                           Benny Lee
                                                                                                           Secretary, Treasurer and Director
                                                                                                           (Principal Financial Officer and
                                                                                                           Principal Accounting Officer)